Radient Pharmaceuticals Corporation
2492 Walnut Avenue, Suite 100
Tustin, California 92780

August 26, 2011

____________________
c/o _________________
____________________
____________________
____________________

Re:
Exchange Agreement, dated as of June 29, 2011 (the “Exchange Agreement”), by and among Radient Pharmaceuticals Corporation (the “Company”) and each of the Claimants (as defined in the Exchange Agreement)

Dear Mr. _____________:

Pursuant to the Exchange Agreement, the Company issued to ____________ (the “Holder”) (i) a convertible note in the aggregate original principal amount of $_____________ (the “Note”) and (ii) __________ shares of Series A Preferred Stock (as defined in the Exchange Agreement). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement.

The Company hereby requests that the Holder provide the following consent:

The Holder hereby consents solely to the issuance of the securities of the Company as is expressly set forth in the Final Agreement and convertible notes attached hereto on Attachment 1, provided that it is expressly understood and agreed by the parties hereto that (i) neither of such convertible notes nor any of such securities shall constitute Excluded Securities (as defined in the Note and the Certificate of Designations), (ii) no term or provision of the Final Agreement or any such convertible notes may be amended, waived, modified, changed or extended in any manner or respect without the prior written consent of the Holder and (iii) without limitation of the immediately preceding clauses (i) and (ii), no securities of the Company may be issued under or with respect to the Final Agreement or any such convertible notes other than as is expressly set forth in the Final Agreement and such convertible notes on the date hereof without the prior written consent of the Holder.

[signature page follows]

Sincerely,

Radient Pharmaceuticals Corporation

By:
Its:

Accepted and agreed to this
___ day of August 2011:

[HOLDER]

Attachment 1

See attached.